UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2017

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth below under Item 5.03 regarding certain amendments to the Bylaws of Group 1 Automotive, Inc. (the "Company") is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2017, the Company announced the appointment of Daryl A. Kenningham, age 52, to the new position of President, U.S. Operations, effective May 1, 2017. Prior to his appointment as President, U.S. Operations, Mr. Kenningham served as Regional Vice President, East Region, from July 2011 (when he joined the Company) through January 2016, and as Regional Vice President, West Region, from February 2016 through April 2017. Prior to joining the Company, Mr. Kenningham worked in several sales, marketing and operational roles in the automotive industry.

A copy of the press release announcing the appointment of Mr. Kenningham to President, U.S. Operations, is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2017, the Board of Directors amended and restated the Second Amended and Restated Bylaws of the Company (the "Bylaws"). The Bylaws were effective immediately and include, among other things, the following changes:

• Providing the chairman of a meeting of stockholders with explicit authority to adjourn or recess a stockholder meeting.

• Modifying the deadline for stockholder nominations and proposals for an annual meeting of stockholders occurring in 2018 and thereafter.

• Clarifying the powers of the chairman of a meeting of stockholders to conduct a stockholder meeting.

• Providing for additional disclosure requirements for notices of director nominations and stockholder proposals.

• Providing for a majority voting standard in an uncontested election of directors.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

3.1 Third Amended and Restated Bylaws of Group 1 Automotive, Inc. dated March 31, 2017.

99.1 Press Release of Group 1 Automotive, Inc. dated April 3, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

April 6, 2017	By:	/s/ Darryl M. Burman

Name: Darryl M. Burman
Title: Vice President

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Exhibit Index

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Group 1 Automotive, Inc., dated March 31, 2017.
99.1	Press Release of Group 1 Automotive, Inc., dated April 3, 2017.